UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
Freedom Holding Corp.
(Name of Registrant as Specified in Its Charter)
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Freedom Holding Corp.
“Esentai Tower” BC, Floor 7
77/7 Al Farabi Ave.,
Almaty, 050040, Republic of Kazakhstan
_________________
Dear Stockholders:
You are cordially invited to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Freedom Holding Corp. (the “Company,” “FRHC,” “us,” “our,” or “we”) which will be held on September 13, 2022, at 8:30 p.m. East Kazakhstan Time (“EKT”) (10:30 a.m. Eastern Time (“ET”)). Due to the continuing potential of COVID-19 disruptions, the Annual Meeting will be held in virtual format only, at www.virtualshareholdermeeting.com/FRHC2022, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials.
The formal notice of the Annual Meeting is provided in the enclosed proxy statement. At the Annual Meeting we will discuss each item of business described in the Notice of Annual Meeting of Stockholders and proxy statement.
Important notice regarding the availability of Proxy Materials for the Annual Meeting. On or about August 2, 2022, we will begin mailing to certain stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Materials, including our Annual Report on Form 10-K for the year ended March 31, 2022 (the “Annual Report”), via the internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the Proxy Materials. Stockholders who do not receive the Notice of Internet Availability of Proxy Materials will receive a paper copy of the Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and Annual Report, which we will also begin mailing on or about August 2, 2022. Copies of our Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and Annual Report are available at www.proxyvote.com.
Voting by internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the Proxy Materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the internet or telephone, you help us reduce postage and proxy tabulation costs.
Your vote is important to us. The enclosed proxy statement provides you with detailed information regarding the business to be considered at the Annual Meeting. We urge you to please vote your shares now. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement. The record date for the Annual Meeting is July 21, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By order of the Board of Directors,

/s/ Adam Cook
Adam Cook
Corporate Secretary
July 29, 2022

FREEDOM HOLDING CORP.
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 13, 2022

Time and Date:	8:30 p.m. East Kazakhstan Time (“EKT”) (10:30 a.m. Eastern Time (“ET”)) on September 13, 2022.

Location:
Due to the continuing potential of COVID-19 disruptions, our Annual Meeting will be held only virtually, at www.virtualshareholdermeeting.com/FRHC2022, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the 2022 Annual Meeting, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials.

Items of Business:
(1)To elect to the Board of Directors two Class III directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified, the following two nominees recommended by the Board of Directors: Timur Turlov and Jason Kerr.
(2)Transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date:	You can vote at the meeting, or any adjournment thereof, if you were a stockholder of record at the close of business on July 21, 2022.

Internet Availability:
We are using the internet as our primary means of furnishing our Proxy Materials to our stockholders. Rather than sending stockholders a paper copy of our Proxy Materials, we are sending them a notice with instructions for accessing the materials and voting via the internet. We believe this method of distribution makes the proxy distribution process more efficient and less costly and will limit our impact on the environment. This notice of the Annual Meeting, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, are available at www.proxyvote.com.
We anticipate that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about August 2, 2022. The proxy statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about August 2, 2022.

Proxy Voting:
It is important that your shares be present or represented and voted at the Annual Meeting. You can vote your shares on the internet at www.proxyvote.com, by telephone by calling 1-800-690-6903, by completing and returning your proxy card, or at the Annual Meeting. Voting instructions are printed on your proxy card or included with your Proxy Materials. You can revoke a proxy before its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By order of the Board of Directors,

/s/ Adam Cook
Adam Cook
Corporate Secretary
July 29, 2022

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the meeting, you still may participate in the virtual Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these Proxy Materials?
We are providing the Notice of Annual Meeting of Stockholders, proxy statement, voting instructions, form of proxy and Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “Proxy Materials”) in connection with the solicitation by the board of directors (the “Board”) of Freedom Holding Corp., a Nevada corporation, (the “Company,” “FRHC,” “we,” “us,” or “our”) of proxies to be voted at our annual meeting of stockholders for the fiscal year ended March 31, 2022, and at any adjournment or postponement thereof (the “Annual Meeting”).
We anticipate that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about August 2, 2022. The proxy statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about August 2, 2022.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, we are sending the Proxy Materials directly to you at the address of record on account with Pacific Stock Transfer Company.
If your shares are held in a stock brokerage account or by a bank or other custodian, those shares are held in “street name.” You are considered the “beneficial owner” of those shares. The Proxy Materials have been or will be forwarded to you by your broker, bank or other custodian who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other custodian on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the internet.
Why did I receive in the mail a Notice of Internet Availability of Proxy Materials?
Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are providing access to our Proxy Materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to many of our stockholders. If you received a notice by mail, you will not receive a printed copy of the Proxy Materials unless you request one. The notice tells you how to access and review the Proxy Materials over the internet at www.proxyvote.com. The notice also tells you how to access your proxy card to vote on the internet. If you received a notice by mail and would like to receive a printed or emailed copy of the Proxy Materials, please follow the instructions included in the notice.
How do I attend the Annual Meeting?
In light of the continuing potential of COVID-19 disruptions, our Board has determined that the Annual Meeting be held in a virtual-only format via live webcast. The Annual Meeting will begin promptly at 8:30 p.m. EKT (10:30 a.m. ET) on September 13, 2022. You may attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/FRHC2022, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting virtually, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials. In the event that you do not have the control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and participate in the Annual Meeting. The live webcast of the Annual Meeting will be available to our stockholders and invited guests, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. If you plan to attend the meeting virtually, online check-in will begin 15 minutes prior to the start of the Annual Meeting, and you should allow ample time for online check-in procedures. If you plan to attend virtually, we encourage you to access the website for the Annual Meeting prior to the start time of the meeting to allow time for you to log-in and test your device’s audio system.
What if I have technical difficulties accessing the Annual Meeting website?
Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with technical difficulties they may have accessing or hearing the Annual Meeting. If you encounter difficulties accessing the Annual Meeting you may call the help numbers found on the Annual Meeting website at www.virtualshareholdermeeting.com/FRHC2022. This assistance is limited to technical difficulties accessing the meeting. If you have problems accessing the Annual Meeting online because of problems with your control number, you should contact your broker, bank or other custodian.
May stockholders ask questions at the Annual Meeting?
Yes. Stockholders attending virtually will have the ability to submit questions during the Annual Meeting www.virtualshareholdermeeting.com/FRHC2022. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted by stockholders online which are pertinent to the Company and the Annual Meeting matters, as time permits. Detailed guidelines for submitting questions online during the Annual Meeting will be available at www.virtualshareholdermeeting.com/FRHC2022. We encourage you to read our Annual Report provided as part of the Proxy Materials and available free of charge on our website (www.freedomholdingcorp.com) or at www.proxyvote.com.
Who is entitled to vote at the Annual Meeting?
Stockholders of record at the close of business on July 21, 2022, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of common stock you owned at that time. Stockholders have no right to cumulative voting as to any matter, including the election of directors. At the close of business on July 21, 2022, there were 59,542,212 shares of our common stock outstanding.
How do I vote?
You may vote using any of the following methods:
By Mail
If you received a paper copy of the Proxy Materials, you may vote by completing, signing and dating your proxy card and returning it in the enclosed envelope. Your mailed proxy card must be received by no later than 11:59 p.m. ET on September 12, 2022, to be counted. If you did not receive a paper copy of the Proxy Materials, but wish to vote by mail, you may request a paper copy and vote by mail as described in the instructions that accompany the Proxy Materials.
By Internet
We encourage you to vote and submit your proxy over the internet at www.proxyvote.com. Your internet vote must be received by no later than 11:59 p.m. ET on September 12, 2022, to be counted.
By Telephone
You may vote by telephone by calling 1-800-690-6903. Your telephone vote must be received by no later than 11:59 p.m. ET on September 12, 2022, to be counted.
At the Annual Meeting
Stockholders who wish to vote during the Annual Meeting, will need to attend the meeting at www.virtualshareholdermeeting.com/FRHC2022 where they will be provided voting instructions.
If you are a stockholder of record, to vote you will need the 16-digit control number that appears on your proxy card or the instructions that accompany the Proxy Materials. Each stockholder has a unique control number so that we can ensure all voting instructions are genuine and prevent duplicative voting. Depending on the number of accounts in which you hold shares of common stock, you may receive and need more than one control number. If you receive more than one control number be sure to vote each control number to ensure that all of your shares are voted.
If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the internet or by telephone, instructions for which would be provided by your brokerage firm on your voting instruction form.

What can I do if I change my mind after I vote my shares?
If you are a stockholder of record, you can revoke your proxy before it is exercised by:
•written notice of revocation to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, which must be received by no later than 11:59 p.m. ET on September 12, 2022;
•timely submission of a valid, later-dated proxy via mail, the internet or the telephone, which must be received by no later than 11:59 p.m. ET on September 12, 2022; or
•voting at the Annual Meeting.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other custodian of record as described in the voting instructions they provide you. You may also vote at the Annual Meeting as described in the answer to the previous question.
Can my broker vote if my shares are held in “street name”?
If you do not give instructions to your brokerage firm, bank or other custodian holding your shares, it will still be able to vote your shares with respect to “discretionary” items, but it will not be allowed to vote your shares with respect to “non-discretionary” items. The election of directors (Proposal One) is considered to be a non-discretionary item; therefore, if you do not instruct your broker how to vote with respect to this proposal, your broker is not permitted to vote with respect to it and such votes will thus be considered “broker non-votes.” Broker non-votes are shares that are held in “street name” by a custodian, such as a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter or matters.
How will votes be counted?
Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted by mail, over the internet or by telephone, or voted at the Annual Meeting.
What does it mean if I received more than one proxy card?
If you receive more than one proxy card, it means that you hold shares registered in more than one name or account. To ensure that all of your shares are voted, sign and return each proxy card you receive, or if you vote by internet or by telephone, you will need to vote each proxy card.
What constitutes a quorum?
For business to be conducted at the Annual Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on July 21, 2022, the record date.
Shares of common stock present (virtually) in person or represented by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.
If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
What vote is required for each item and how does the Board recommend that I vote?
Proposal One – Election of Directors. Under our By-Laws, a nominee for director will be elected to the Board by a plurality of votes given at the election, meaning the nominee will be elected if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election. Abstentions and broker non-votes are not considered votes cast for or against the nominee and will have no effect on the proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote your shares with respect to the election of directors.
Our Restated Articles of Incorporation provide that our Board shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors, with each director serving for a term of three years and until his or her successor has been duly elected and qualified. Our Nominating and Corporate Governance Committee (“nominating committee”) recommended to the Board, and the Board has nominated two individuals, Timur

Turlov and Jason Kerr, each of whom currently serves as a Class III director, for election as Class III directors at the Annual Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE TWO NOMINEES NAMED IN THE ENCLOSED PROXY MATERIALS TO THE BOARD

Where can I find the voting results?
We will report the voting results in a Current Report on Form 8-K within four business days after completion of our Annual Meeting.
Could other matters be decided at the Annual Meeting?
As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those described in this proxy statement. If other matters are properly presented at the Annual Meeting for consideration, however, the proxies appointed by the Board will have the discretion to vote on those matters for you.
Who will pay for the cost of this proxy solicitation?
We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies other than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.
Who will count the vote?
The inspector of elections appointed for the Annual Meeting will tabulate all votes.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Proxy Materials and Notice of Internet Availability of Proxy Materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
Stockholders who participate in householding will continue to receive separate proxy cards. If and when applicable, householding will not in any way affect dividend check mailings, if any.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Materials or Notice of Internet Availability of Proxy Materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please make a written request to: Corporate Secretary, Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134, email ir@freedomholdingcorp.com or contact our Corporate Secretary at (888) 996-3742. If multiple stockholders of record who have the same address receive only one copy of the Proxy Materials and would like to receive additional copies, or if they would like to receive a copy for each stockholder living at that address in the future, send a written request to the address or email address above or contact our Corporate Secretary at (888) 996-3742. Upon such written or oral request, we will deliver separate Proxy Materials and Notices of Internet Availability of Proxy Materials to any stockholders who receive one paper copy at a shared address.
Beneficial owners can request information about householding from their brokers, banks or other holders of record.
Other information
Our Annual Report accompanies this proxy statement. Neither the material contained in the Annual Report, nor the contents of our corporate website or the corporate website of any of our subsidiaries should be considered a part of the

Proxy Materials. “Fiscal 2022” refers to the 52-week fiscal year that ended on March 31, 2022. The contents of our corporate website or the corporate website of any of our subsidiaries are not incorporated by reference into this proxy statement.

PROPOSAL ONE — ELECTION OF DIRECTORS
Our Restated Articles of Incorporation provide that our Board shall be divided into three classes. Each director serves for a term of three years and until his or her successor has been duly elected and qualified. The term of office of the Class III Directors expires at the Annual Meeting. The nominating committee recommended, and the Board has nominated Timur Turlov and Jason Kerr to stand for re-election at the Annual Meeting as Class III Directors. Mr. Turlov has served as a member of the Board since November 2015 and Mr. Kerr has served as a member of the Board since May 2008. If elected at the Annual Meeting each of these nominees would serve until the 2025 Annual Meeting and until his successor is duly elected and qualified, or if sooner, until the director’s death, resignation or removal.
Directors are elected by a plurality of the votes cast. The two nominees receiving the most “For” votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the two nominees named above. If, prior to the Annual Meeting, it should become known that either of the nominees would be unwilling or unable to serve as a director after the Annual Meeting by reason of resignation, death, incapacity or other unexpected occurrence, the proxies will be voted “For” such substitute nominee as is determined by nominating committee and the Board or alternatively, not voted for any nominee. The Board has no reason to believe that either nominee will withdraw or be unable to serve. Proxies cannot be voted for more than the number of nominees proposed for election.
Board Experience and Diversity
We believe that it is important for each of our directors to possess many qualities and skills. When searching for candidates, the nominating committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The nominating committee considers a candidate’s business experience, judgment, background, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value. Candidates should possess one or more of the following skills and qualifications: experience in the financial services industry, experience in international business, financial expertise, accounting skills, human resource management, public company management and legal expertise. Although the nominating committee has not adopted a formal policy with respect to Board diversity, as a Nasdaq-listed company we are subject to the diverse board representation requirements of Nasdaq Rule 5605(f) and we intend to comply with those requirements. The Board and the nominating committee believe that it is desirable to have a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experience. In considering candidates for the Board, the nominating committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Board Diversity Matrix
The matrix below reflects our Board’s gender and racial characteristics and LGBTQ+ status, based on the self-identification of our directors. Each of the categories below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of July 21, 2022)
Total Number of Directors		6
Gender Identity:	Male	Female	Non-Binary	Gender Undisclosed
Directors	4	1	—	1
Number of Directors who Identify in any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	2	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Demographic Background Undisclosed	1
The following is a brief biography, as of the date of this proxy statement, of the nominees for Class III directors and each person whose term as a Class I or Class II director will continue after the Annual Meeting.

Timur Turlov Age: 34 Class III Director Since: November 2015 Non-independent Committee Memberships: Nominating and Corporate Governance Risk
Mr. Turlov has served as the Chief Executive Officer and Chair of the Board since November 2015. He graduated from Russia State Technic University (named after Tsiolkovsky) in 2009 with a Bachelor of Science degree in economics and management. Mr. Turlov holds a management certificate in stock exchange operations and securities broker and dealer management granted by the Russian National Securities Market Association. From July 2013 to July 2017, he served as the Advisor to the Chairman of the Board of our subsidiary JSC Freedom Finance (“Freedom KZ”). In that capacity, he was primarily responsible for strategic management, public and investor relations events, investment strategy, sales strategy, and government relations. In July 2017, Mr. Turlov became Chairman of the Board of Directors of Freedom KZ. He has also served as the General Director of our subsidiary LLC IC Freedom Finance (“Freedom RU”) from August 2011 to April 2021. As the General Director, he was responsible for establishing Freedom RU’s strategic goals, including acquisition and retention of large clients, sales strategy and company development. From May 2012 through January 2013, he served as the Chairman of the Board of Directors of JSC Nomad Finance where he oversaw business set up and acquisition of large clients. From July 2010 through August 2011, he was employed as the Vice Director of the International Sales Department of Nettrader LLC. In this capacity, his major responsibilities included consulting to set up access to foreign markets, trading, back office, and internal accounting functions. Mr. Turlov was appointed as Chairman of the Board of Directors of, our subsidiary, Bank Freedom Finance Kazakhstan JSC in December 2020, and in that role, he participates in determining the priority areas of the Bank's business activities and development strategy. He has served as a member of the Supervisory Board of LLP AK Niet Group since April 2020.
Skills and Qualifications: Mr. Turlov was selected as a nominee for director based on his in-depth knowledge of the business of the Company and capital markets, his professional experience and his educational background in economics and management.

Jason Kerr Age: 51 Class III Director Since: May 2008 Independent Committee Memberships: Compensation Nominating and Corporate Governance Risk
Mr. Kerr earned his Bachelor of Science degree in economics in 1995 and a Juris Doctorate in 1998 from the University of Utah, where he was named the William H. Leary Scholar. In 2011, Mr. Kerr founded the law firm Price, Parkinson & Kerr, where he practices commercial litigation. From 2006 to 2011, Mr. Kerr was the associate general counsel of Basic Research, LLC, concentrating in intellectual property litigation. Before joining Basic Research, Mr. Kerr was a partner with the law firm of Plant, Christensen & Kanell in Salt Lake City, Utah. Mr. Kerr was employed with Plant, Christensen & Kanell from 1996 through 2001 and from 2004 to 2006. From 2001 through 2004, Mr. Kerr was employed as a commercial litigator with the Las Vegas office of Lewis and Roca.

Skills and Qualifications: Mr. Kerr was selected as a nominee for director based on his educational background in economics, his managerial and business management skills, and his extensive professional experience as both in-house and outside legal counsel.

Leonard Stillman Age: 79 Class II Director Since: October 2006 Continuing in office until the 2024 annual meeting Independent Committee Memberships: Audit Compensation Nominating and Corporate Governance
Mr. Stillman earned his Bachelor of Science degree in mathematics from Brigham Young University and Master of Business Administration from the University of Utah. He began his career in 1963 with Sperry UNIVAC as a programmer developing trajectory analysis software for the Sergeant Missile system. Mr. Stillman spent many years as a designer and teacher of computer language classes at Brigham Young University, where he developed applications for the Administrative Department including the school’s first automated teacher evaluation system. During that time, he was also a vice-president of Research and Development for Automated Industrial Data Systems, Inc. and the owner of World Data Systems Company, which provided computerized payroll services for companies such as Boise Cascade. Mr. Stillman has over 45 years of extensive business expertise, including strategic planning, venture capital financing, budgeting, manufacturing planning, cost controls, personnel management, quality planning and management, and the development of standards, policies, and procedures. He has extensive skills in the design and development of computer software systems and computer evaluation. Mr. Stillman helped found Stillman George, Inc. in 1993 and founded Business Plan Tools, LLC in 2004. He was employed with Stillman George, Inc. until 2010, where his primary responsibilities included managing information, technical development, and financial analysis projects and development, as well as general company management and consulting activities. From 2008 to 2009 Mr. Stillman served as the interim Chief Financial Officer of BMB Munai, Inc., the predecessor to the Company. He is currently employed by Business Plan Tools, LLC, which provides cloud-based SaaS business planning software. From January 2020 through April 2021, Mr. Stillman served as a director, Chief Financial Officer, Secretary and Treasurer of Pipergy, Inc., an oil and gas pipeline maintenance company based in Newcastle, Wyoming. Pipergy, Inc. is an SEC reporting issuer.
Skills and Qualifications: Mr. Stillman was selected as a director because of his significant background in business management, strategic planning, corporate finance, and information management.

Amber Williams Age: 41 Class II Director Since: November 2020 Continuing in office until the 2024 annual meeting Independent Committee Memberships: Audit Nominating and Corporate Governance Risk
Ms. Williams earned a Bachelor of Science degree in accounting from the University of Utah in 2004, and a Masters of Accounting degree from the University of Utah in 2005. Since 2012, Ms. Williams has provided accounting and chief financial officer consulting services to companies. Ms. Williams is a Certified Public Accountant, having earned licensure in 2010. Since 2019 Ms. Williams has been self-employed. From 2018 to 2019, she was employed as a Manager with Brixey & Meyer, an Ohio based CPA firm. In that position she managed a team of accountants providing companies with chief financial officer, accounting and human resource functions. From 2004 to 2012, Ms. Williams was employed in various accounting and finance positions with Grant Thornton, Basic Research, Goldman Sachs and PricewaterhouseCoopers, where her responsibilities included: planning and managing audit functions for public and private companies, domestically and internationally, including audit planning, fieldwork and internal control testing; assisting with product launch; serving as a member of a management team in conjunction with the sale of a business unit; and process improvement.
Skills and Qualifications: Ms. Williams was selected as a director based on her professional experience in accounting, auditing, finance and internal controls and her background as a licensed CPA.

Boris Cherdabayev Age: 68 Class I Director Since: February 2019 Continuing in office until the 2023 Annual Meeting Independent Committee Memberships: Audit Compensation
Mr. Cherdabayev graduated from Ufa Oil Institute (Russia) in 1976. In 2011, he completed the Advanced Management Program offered by Harvard Business School. In 2002 he completed the Columbia Senior Executive Program at Columbia University and in 2000 he completed the Chevron Advanced Management Program at Chevron Corporation in San Francisco, California. From 1994 to 1997 Mr. Cherdabayev was employed with JSC MangistauMunaiGaz, as a Member of the Managing Board and Vice President. From June 1998 to March 2000 he was employed with KazakhOil National Oil and Gas Company where he was a Member of the Managing Board and Vice President for Exploration and Production. During the same period, he also served as the Chairman of the Board for KazakhOil subsidiaries UzenMunaiGaz, KazakhOil-Emba, and KazakhstanCaspiShelf, as chairman of the Joint Operating Committee for the Karachaganak Project, and as a member of the JV TengizChevroil LLP Partnership Council. From March 2000 to March 2003, Mr. Cherdabayev was the General Manager of JV TengizChevroil LLP. From November 2003 to November 2015 he served as the chairman of the board of directors of BMB Munai, Inc. He also served as chief executive officer of BMB Munai from November 2003 through August 2007. In 2006 BMB Munai became the first Kazakh and CIS company listed on the NYSE American Stock Exchange. From October 2012 to the present time he has served as a Counsellor to the Chairman of the management board of Weatherford-CER JV. From May 2022 to the present time he has also served as an independent member of the board of directors of Kazakhstan Qazaq Gas JSC.
Skills and Qualifications: Mr. Cherdabayev was selected as a director because of his extensive executive management and board experience with both private companies and U.S. public companies.

Askar Tashtitov Age: 43 Class I Director Since: May 2008 Continuing in office until the 2023 Annual Meeting Non-independent Committee Memberships: None
Mr. Tashtitov has served as president of the Company since June 2018 and leads our investment banking activities. He has served as a director of the Company since May 2008 and was employed with BMB Munai, Inc., the predecessor of the Company, from 2004 through 2015, serving as the president from May 2006 to November 2015. From 2011 to 2015 Mr. Tashtitov was engaged in private equity projects. From 2002 to 2004 Mr. Tashtitov was a management consultant with PA Government Services Inc. Mr. Tashtitov earned a Bachelor of Arts degree from Yale University in economics and history in 2002.
Skills and Qualifications: Mr. Tashtitov was selected as a director because he has over 15 years of experience in the public company arena, with particular expertise in interfacing with equity and debt financing professionals, as well as investment banking and significant business management experience.

No director, nominee for director or executive officer has any family relationship to any other director, nominee for director or executive officer.
Mr. Stillman served as a director of Pipergy, Inc., an oil and gas pipeline maintenance company based in Newcastle, Wyoming from January 2020 through April 2021. Pipergy, Inc. became an SEC reporting issuer in September 2020. No other director or nominee for director served as a director of an SEC reporting issuer during the past five years.
There are no arrangements or understandings with any other person pursuant to which any director or nominee for director was selected as a director or nominee.
No director, nominee for director or executive officer or, to our knowledge, any owner of record or beneficially of more than five percent of our common stock, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.
Information about our Executive Officers
The following table sets forth information regarding our executive officers:

Name	Age	Position
Timur Turlov	34	Chief Executive Officer and Chairman of the Board
Askar Tashtitov	43	President
Evgeny Ler	39	Chief Financial Officer
Liudmila Kiriaku	40	Vice President of Compliance
As Messrs. Turlov and Tashtitov are also Company directors, their biographical information appears above.
Evgeny Ler – Mr. Ler has served as the chief financial officer of the Company since November 2015. Prior to that time, he served as chief financial officer of BMB Munai, Inc., the predecessor of the Company from April 2009 to November 2015. BMB Munai, Inc. was listed on the NYSE American Stock Exchange (AMEX). Mr. Ler joined BMB Munai in 2006 and served in several capacities including finance manager and reporting manager before being appointed chief financial officer. During 2013 and 2014 Mr. Ler was engaged in private equity projects. From 2003 to 2006 Mr. Ler was an auditor at Deloitte Kazakhstan. In 2003 Mr. Ler was awarded a Bachelor’s degree in financial management from the Kazakh-American University located in Almaty, Kazakhstan.
Liudmila Kiriaku – Mrs. Kiriaku has served as the vice president of compliance of the Company since October 2021. From February 2021 to October 2021, she served as the Director of Regulatory Affairs of Freedom Finance Europe Limited, our Cyprus broker dealer subsidiary (“Freedom EU”). Since 2008 Mrs. Kiriaku has worked for regulated investment firms and regulated private funds in Cyprus and other jurisdictions, developing and establishing policies for international financial companies. Prior to joining Freedom EU, Mrs. Kiriaku was employed as Head of Compliance by eToro Europe Ltd. from November 2017 through January 2020. From March 2017 to November 2017, Mrs. Kiriaku served as Executive Director, AMLCO, Regulatory Compliance Officer and Risk Manager for General Capital Brokers, Ltd.

where she took the company through the license application and activation process and assisted in launching the company’s operations. Mrs. Kiriaku also has experience leading companies through regulatory audits by Cyprus, EU and other regulators on compliance matters. Since March 2021 Mrs. Kiriaku has served as a member of the Compliance Committee of the Association for Financial Markets in Europe (AFME). She is also a member of the Association of Certified Sanctions Specialists (ACSS). Mrs. Kiriaku was awarded a master’s degree in Management from the Russian Academy for Tourism, Moscow, Russia in 2003; she received an Advanced Certificate for provision of professional investment services in Cyprus from CySEC in 2009; in 2013 she completed the Risk Management qualification by The Chartered Institute for Securities and Investment (CISI).
There are no arrangements or understandings between any of our executive officers and any other person pursuant to which such individual was selected as an executive officer.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE
CORPORATE GOVERNANCE
Director Independence
Our common stock is listed on the Nasdaq Capital Market and the Board relies upon the listing requirements and rules of the Nasdaq Stock Market to assist it in its determinations of director independence. Because Timur Turlov owns approximately 71.2% of our common stock and holds greater than 50% of the voting power for election of directors, the Company is a “Controlled Company” as defined by Rule 5615 of the Nasdaq Stock Market rules. As such, we are not required to have a majority of independent directors on our Board, nor are we required to have a majority of independent directors on our nominating committee, compensation committee or the Risk Committee of our Board (the “risk committee”). While our Board is presently staffed by a majority of independent directors, that may not always be the case. Our audit committee and compensation committee are currently staffed solely by independent directors. Timur Turlov, who is not independent, currently serves on our nominating committee and our risk committee. For so long as the Company remains a Controlled Company, we anticipate we will take advantage of the exemptions to the independence requirements available to Controlled Companies.
The nominating committee and the full Board review the independence of all members of the Board for purposes of determining which Board members are deemed independent. The nominating committee and the full Board affirmatively determined that Messrs. Cherdabayev, Kerr and Stillman and Ms. Williams are independent based on the director independence standards of the Nasdaq Stock Market and Nasdaq Rule 5605. In making this determination, our nominating committee and Board considered the current and prior relationships that each of the directors has with our Company and all other facts and circumstances our nominating committee and Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and other transactions, relationships, and arrangements that are not required to be disclosed in this proxy statement.
During fiscal 2022 the Company paid the law firm Price, Parkinson & Kerr (“PPK”) less than $120,000 and less than 5% of PPK’s gross revenues for legal services provided to the Company. Mr. Kerr is a partner at PPK. The services were provided in the ordinary course of the Company’s business and at market rates. In determining that relationship did not interfere with Mr. Kerr’s ability to exercise independent judgment, the nominating committee and full board specifically considered the Company’s relationship with PPK, as well as the guidance in subpart (D) of IM-5605, under Nasdaq Rule 5605(a)(2).
Communication with the Board
The Board encourages communication from our stockholders. Any stockholder who wishes to communicate with the directors should send any such communication to the Corporate Secretary by email to ir@freedomholdingcorp.com or by mail to 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134. All such stockholder communication will be reviewed by the Corporate Secretary who will determine the appropriate response or course of action.

BOARD LEADERSHIP STRUCTURE
Board Leadership
The Chairman of the Board and Chief Executive Officer of the Company is Timur Turlov, our controlling stockholder. Mr. Turlov, along with the senior management team, is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Board is responsible for holding management accountable for execution of strategy once developed. The Board believes that it is currently in the best interest of the Company and our stockholders for Mr. Turlov to serve as Chief Executive Officer and Chairman of the Board. Our directors bring different perspectives, experience, insight and expertise from outside the Company while Mr. Turlov brings Company specific experience and expertise, in addition to being the Company’s controlling shareholder. The Board believes that the combined role of Chairman and Chief Executive Officer also facilitates the flow of information between the Board and management.
The Board currently consists of six members; our Chief Executive Officer, our President and four non-employee directors, all of whom are independent. Members of the Board are kept informed of our operations by reviewing materials provided to them, speaking to our executives, employees and legal counsel and by attending meetings of the Board and the various committees they may serve on. We do not currently have a lead independent director. Our non-management directors met in executive sessions without the attendance or participation of our Chief Executive Officer and President twice during fiscal 2022.
The Role of the Board in Oversight of Risk
Our Chief Executive Officer and senior management are responsible for identifying and assessing our exposure to risk and developing risk controls related to significant business activities and Company objectives, developing programs to determine the sufficiency of risk identification, balancing of potential risk to potential reward and the appropriate manner in which to control risk. It is the responsibility of our management to develop and implement our short-term and long-term objectives and to identify, evaluate, manage and mitigate the risks inherent in seeking to achieve those objectives. The Board’s responsibility is to oversee and monitor the Company’s risk management processes and efforts of senior management within the Company’s risk framework as informed by the Company’s strategy and available resources. As described in more detail below, this is carried out primarily through various board committees which report to our full board. The Board coordinates with the audit committee, risk committee and management regarding the Company’s cyber and technology security and related risks.
BOARD COMMITTEES
The table below sets forth the standing committees of our Board. As noted above, as a Controlled Company we are exempt from certain board and committee independence requirements of the Nasdaq Stock Market. Our audit committee and compensation committee consist of all independent directors. Our nominating committee and our risk committee are each staffed by two independent directors and one non-independent director.
The memberships of each committee as of the date of this proxy statement are listed below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee
Boris Cherdabayev	X	X
Jason Kerr		C		C
Leonard Stillman	X	X	X
Askar Tashtitov*
Timur Turlov*			C	X
Amber Williams	C		X	X

“X” indicates membership on the committee.
“C” indicates that the director serves as the chair of the committee.
* Mr. Turlov and Mr. Tashtitov do not meet the independence standards of the Nasdaq Stock Market.
Audit Committee
The purpose of the audit committee is to oversee our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee Charter provides that the audit committee is primarily responsible for the integrity of our accounting and financial reporting processes, our compliance with legal and regulatory requirements, the independence, qualifications and performance of our independent registered public accounting firm, and performance of internal audit functions. Specifically, these duties include: selecting, retaining, compensating, overseeing, and if necessary, terminating our independent registered public accounting firm and any other registered public accounting firm, as necessary; approving audit and non-audit services provided to us by the independent registered public accounting firm; approving all audit engagement fees and terms; reviewing the scope of the audit to be conducted by such firm, including the firm’s internal quality control procedures, and issues raised by the most recent peer review or public company accounting oversight board (United States) (“PCAOB”) review or inspection, as well as the results of its audit; evaluating, at least annually, the qualifications, performance and independence of the independent auditors; reviewing and discussing with the independent auditors any audit problems, difficulties and disagreements, and management’s responses to same; overseeing our financial reporting activities, including annual and quarterly reports and the accounting standards and principles followed; reviewing and approving the design and implementation of internal audit functions; reviewing and approving related-party transactions; overseeing legal and regulatory compliance; overseeing disclosure and internal controls, including establishing and overseeing procedures to address concerns about the same; and preparing the report of the audit committee, as required by the rules and regulations of the SEC, included in this proxy statement.
Each member of the audit committee is financially literate. Ms. Williams, Messrs. Cherdabayev and Stillman each meet the independent director definition of Nasdaq Rule 5605. The Board has determined that Ms. Williams qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Ms. Williams serves as the Chair of the audit committee. The Audit Committee Charter provides that the audit committee will meet at least four times annually. During fiscal 2022 the audit committee met eight times.
Report of the Audit Committee
The audit committee oversees our financial reporting process on behalf of the Board. Management is responsible for our internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an integrated audit of our consolidated financial statements and of our internal control over financial reporting in accordance with standards of the PCAOB, and to issue opinions thereon. The audit committee’s responsibility is to monitor and oversee these processes. In this capacity, the audit committee provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the audit committee’s members in business, financial and accounting matters.
The audit committee reviewed and discussed with management and WSRP, LLC our independent registered public accounting firm, our audited financial statements for the fiscal year ended March 31, 2022. The audit committee reviewed and discussed with management and WSRP, LLC management’s assessment of the effectiveness of the Company’s internal control over financial reporting and WSRP, LLC’s opinion about the effectiveness of the Company’s internal control over financial reporting. The audit committee discussed with WSRP, LLC the matters required to be discussed by applicable requirements of the PCAOB as currently in effect. The audit committee also received the written disclosures and the letter from WSRP, LLC required by applicable requirements of the PCAOB regarding auditor-audit committee communications concerning independence and discussed with WSRP, LLC its independence from Freedom Holding Corp. and Freedom Holding Corp’s management.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that our audited financial statements be included in the Company’s Annual Report. These are the same financial statements that appear in our Annual Report that has been filed with the SEC.
Members of the Audit Committee:
Amber Williams, Chair
Leonard Stillman
Boris Cherdabayev

Compensation Committee
The Compensation Committee Charter provides that the primary function of the compensation committee is to carry out the duties assigned to it by the Board relating to the review and determination of executive compensation. The Compensation Committee Charter assigns the compensation committee the following authority and responsibilities: reviewing and approving corporate goals and objectives applicable to the compensation of the Chief Executive Officer and evaluation of the Chief Executive Officer’s performance to determine and approve Chief Executive Officer compensation; reviewing and approving the compensation of all other executive officers; reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by our stockholders; reviewing with management executive compensation disclosure to be included, as required by SEC rules and regulations, in our annual reports on Form 10-K and/or proxy statements; reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control, and any amendments or terminations thereto; determining stock ownership guidelines for executive officers and monitoring compliance with such guidelines; reviewing incentive compensation arrangements and the relationship between risk management policies and practices and compensation policies and practices; reviewing and recommending to the Board for approval the frequency of Say on Pay votes; reviewing all director compensation and benefits; and overseeing engagement with stockholders and, as applicable, proxy advisory firms on matters of executive compensation.
The Compensation Committee Charter authorizes the compensation committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as compensation consultants, as the compensation committee deems necessary or appropriate to fulfill its responsibilities. As described in more detail elsewhere in the proxy statement, during fiscal 2022, the compensation committee retained the services of NFP Compensation Consulting (“NFPCC” or “Independent Consultant”). The Compensation Committee Charter authorizes the compensation committee to delegate any of its responsibilities and authority to one or more subcommittees as it deems appropriate.
Mr. Kerr is the Chair of the compensation committee and Messrs. Cherdabayev and Stillman are members of the committee. Each meets the independent director definition of Nasdaq Rule 5605. To the extent securities laws or other laws, rules or regulations require approval by the full Board, or by the independent members of the Board, such matters will be submitted for appropriate approval. The compensation committee met four times during fiscal 2022.
Compensation Committee Interlocks and Insider Participation
During fiscal 2022, the compensation committee was composed of Messrs. Kerr (Chair), Cherdabayev and Stillman. None of the members of the compensation committee during fiscal 2022 were either an officer or employee of the Company. Mr. Cherdabayev served as the CEO of the Company’s predecessor, BMB Munai, Inc., from November 2003 to August 2007 and as Chairman of the Board from November 2003 to November 2015. Mr. Stillman served as the interim CFO of BMB Munai, Inc. from June 2008 to April 2009. During fiscal 2022, no executive officer of the Company served as a director or as a member of the compensation committee of the board of directors of another company which had an executive officer serving as a director of the Company or as a member of the compensation committee. In addition, during fiscal 2022, no member of the compensation committee engaged in any related party or other transaction of a type that is required to be disclosed pursuant to Item 404 of SEC Regulation S-K.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee Charter provides that the nominating committee’s responsibilities include, among other things: determining the qualifications, qualities, skills, and other expertise required to be a director; identifying individuals qualified to become Board members; recommending to the Board nominees to stand for election or to fill vacancies; developing and recommending corporate governance guidelines; overseeing our corporate governance practices and procedures; developing, subject to approval by the Board, processes for annual evaluation of the Board and its committees and overseeing the conduct of annual evaluations; reviewing the Board’s committee structure and composition and making recommendations to the Board regarding the appointment of directors to serve as members of each committee; developing and recommending to the Board for approval director standards for determining whether a director has a material relationship with the Company that would impair his or her independence; as necessary, amending and updating our Code of Ethics and Business Conduct; monitoring compliance with, investigating any alleged breach or violation of, and enforcing the provisions of our Code of Ethics and Business Conduct; with senior management, developing and recommending to the Board for approval an officer succession plan; and reviewing all tendered director resignation letters and evaluating and recommending to the Board whether such resignations should be accepted.

In discharging its responsibilities to nominate candidates for election to the Board, neither the Board, nor the nominating committee, has at this time, specified minimum qualifications for serving on the Board. We believe that our directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. When considering potential director candidates, the nominating committee also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board.
There is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of a proposed candidate, or any candidate, will be contacted by the Company, the Board or the nominating committee, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.
The Nominating and Corporate Governance Charter authorizes the nominating committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as the nominating committee deems necessary or appropriate to fulfill its responsibilities.
Mr. Turlov is the Chair of the nominating committee and Mr. Stillman and Ms. Williams are members of the committee. As our CEO, Mr. Turlov does not qualify as an independent director under Nasdaq Rule 5605. Mr. Stillman and Ms. Williams do qualify as independent directors under Nasdaq Rule 5605. As the controlling shareholder of the Company, holding more than 70% of its outstanding common shares, the board believes inclusion of Mr. Turlov in the deliberations and determinations of the nominating committee is in the best interests of the Company and its shareholders. To the extent securities laws or other laws, rules or regulations require approval by the full Board, or by the independent members of the Board, such matters will be submitted for appropriate approval. The nominating committee met once during fiscal 2022.
Risk Committee
The Board has approved the creation of a risk committee as described below. The risk committee has met to review the current state of risk management activities conducted in the Company, discuss the scope of oversight activities to be made by the committee and drafted a Risk Committee Charter, which has been circulated to the full Board for review and approval. It is the responsibility of our Chief Executive Officer and senior management to identify and assess the Company’s exposure to risk. The risk committee is responsible for meeting periodically with senior management to review the Company’s risk management, compliance activities and potential risk exposures and to carry out its other duties set forth in the Risk Committee Charter.
The Risk Committee Charter tasks the risk committee to assist the Board in its oversight and monitoring of our senior management and risk managers in carrying out their responsibilities for enterprise risk management (“ERM”). This includes oversight of financial management, risk profile, financial risk and return, legal and regulatory and strategic planning and alignment. The risk committee is responsible for oversight and review with senior management of the Company’s capital planning process, capital position, capital adequacy, capital structure, and certain policies relating to financial management of the Company and its subsidiaries, as well as overseeing implementation of such policies. The risk committee will periodically review the Company’s funding and liquidity requirements and contingency funding plan and is tasked with overseeing senior management’s establishment of an independent ERM framework. The risk committee will work with senior management to: recommend a risk profile of the Company to the Board; review and monitor risk elements associated with the Company’s business; oversee and review the Company’s ERM charter, policies and procedures for assessing and managing exposure, including exposure to cybersecurity risk; and receive and review reports regarding the Company’s overall state of legal and regulatory compliance. The risk committee will oversee senior management’s establishment of the Company’s overall strategic planning process and alignment of the Company’s risk profile with its strategic plan, goals and objectives. The risk committee is also responsible for reviewing material strategic transactions, principal investments or dispositions where the aggregate consideration to be paid or received exceeds limits specified by the Board.
The Risk Committee Charter authorizes the risk committee to select, retain and terminate special risk management, legal, financial, accounting, audit and other professional advisors, at our expense, to assist the risk committee in discharging its responsibilities. This authority excludes selecting, retaining or terminating the Company’s independent registered public accounting firm, which is the responsibility of the audit committee. The risk committee has engaged risk management consultants to evaluate and integrate the Company’s risk management activities with existing operations.
The Risk Committee Charter provides that the risk committee shall be comprised of at least three members and a majority of the members of the risk committee must be independent according to the standards of the Nasdaq Stock Market and the Company (to the extent the Company maintains a more stringent standard). Messrs. Kerr and Turlov and Ms. Williams have been appointed by the Board to serve on the risk committee. Mr. Kerr and Ms. Williams qualify as independent directors under Nasdaq Rule 5605. Mr. Turlov does not qualify as an independent director. The Risk Committee met four times during fiscal 2022.
Policy Against Hedging and Pledging
During fiscal 2022 the Company adopted a formal policy prohibiting directors, executive officers and certain other employees (“covered persons”) and their family members from engaging in short sale transactions, transactions in derivatives securities on an exchange or in any other organized market, holding Company securities in margin accounts to cover margin call or pledging Company securities as collateral for a loan, hedging or otherwise engaging in monetization transaction involving securities of the Company. Covered persons that held Company securities in a margin account or pledged as collateral for a loan prior to adoption of the policy, were granted a one-year grace period to repay such loans and release all Company securities from the margin account or loan transaction.
Stockholder Nominees for Director
Our nominating committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements, our By-laws, Nevada state corporate law and any other applicable law, rule or regulation regarding director nominations. Under our By-laws, nominations of persons for election to the Board may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record as of the record date and at the time of giving of the notice provided for in our By-laws and at the time of the annual meeting; and provides timely notice and otherwise complies with the procedures set forth in our By-laws.
No candidates for director nominations were submitted to the nominating committee by any stockholder in connection with our Annual Meeting. Any stockholder desiring to present a nomination for consideration by the nominating committee prior to the 2023 Annual Meeting must do so in accordance with our By-laws and policies as described in more detail in “Stockholder Proposals for the 2023 Annual Meeting,” elsewhere in this proxy statement.
Advance Notice Provisions
To be timely, a stockholder’s notice pursuant to the advance notice provisions of our By-laws must be in writing and delivered to us at our address listed below not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the tenth day following the day on which public announcement of the date of such meeting is first made. A stockholder’s notice pursuant to the advance notice provisions of our By-Laws should be delivered to: Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary, Freedom Holding Corp, 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134.
To be in proper form, a stockholder’s notice pursuant to the advance notice provisions of our By-laws must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
•the name and address of the stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
•the class and number of our shares which are owned by the stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the notice, and a representation that the stockholder will notify us in writing of the class and number of such shares owned of record and beneficially by the stockholder as of the record date for the meeting within five business days after the record date for such meeting;

•a description of any agreement, arrangement, or understanding with respect to such nomination between or among the stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
•a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on the stockholder’s behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
•a representation that the stockholder is a holder of record of our shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and
•a representation whether the stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.
The stockholder’s notice must provide the nominating committee the following:
•the name, age, business address, and residence address of each proposed nominee;
•the principal occupation or employment of each such nominee;
•the class and number of shares of our capital stock which are owned of record and beneficially by each such nominee (if any);
•such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;
•a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Corporate Secretary upon written request), and a written statement and agreement executed by each such nominee acknowledging that such person:
◦consents to being named in the Company’s proxy statement as a nominee and to serving as a director if elected;
◦intends to serve as a director for the full term for which such person is standing for election; and
◦makes the following representations: (1) that the nominee has read and agrees to adhere to our Code of Ethics and Business Conduct and other corporate governance policies and guidelines applicable to directors, (2) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question, (3) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as a director.
Proxy Access Provisions
Pursuant to the proxy access provisions of our By-laws, a stockholder, or a group of not more than 20 stockholders, that has continuously owned for at least three years a number of shares that represents at least 3% of our outstanding voting shares can nominate for inclusion in the Company’s proxy statement a number of nominees not to exceed 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered to the Company, or if such amount is not a whole number, the closest whole number less than 20%, provided that the stockholder(s) and the stockholder nominee(s) satisfy the requirements specified in our By-laws. Such requirements include the timely delivery of a stockholder’s notice to our Corporate Secretary.
To be timely, a stockholder’s notice pursuant to the proxy access provisions must be delivered to our Corporate Secretary at our principal executive offices not later than 120 days nor more than 150 days prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days or delayed more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
A stockholder’s notice pursuant to the proxy access provisions must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
•the information required in a stockholder’s notice pursuant to the advance notice provisions of our By-laws;
•a statement of the stockholder (a) setting forth and certifying to the number of shares of the Company the stockholder owns and has owned continuously for at least three years as of the date of the notice and (b) agreeing to continue to own such shares through the applicable annual meeting;
•a copy of the Schedule 14N that has been or concurrently is filed with the SEC as required by Rule 14a-18 under the Exchange Act;
•the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N if the relationship existed on the date of submission of the Schedule 14N; and
•written agreements of the stockholder(s) setting forth certain additional agreements, representations and warranties specified in our By-laws.
Meeting Attendance
The Board met thirteen times during fiscal 2022. Each director attended at least 75% of the meetings of the Board. In addition to participation in Board meetings, our directors discharged their responsibilities throughout the year through personal meetings and other communications, including telephone contact on any matters of interest and concern.
We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are encouraged to attend if available. All the members of our Board attended the 2021 annual meeting of stockholders, which was held virtually due to COVID-19 imposed restrictions.
Indemnification
As permitted by Nevada state corporate law, our Restated Articles of Incorporation and By-Laws authorize and require us to indemnify our officers and directors to the fullest extent permitted under Nevada law.
Other Corporate Governance Resources
The charters of each committee of our Board and our Code of Ethics and Business Conduct are available on the Investor Relations Section of our website, https://ir.freedomholdingcorp.com/governance-docs.

DIRECTOR COMPENSATION
On March 31, 2022, the last day of our 2022 fiscal year, and as of the date of this proxy statement, we had six directors, four of which were non-employee directors. Our non-employee directors receive an annual cash retainer, which is paid quarterly. For the period from April 1, 2021 to June 30, 2021, each non-employee director received a quarterly payment of $15,000. Commencing on July 1, 2021, the quarterly payment increased to $25,000. Board members do not receive separate retainers for committee service, including serving as a committee chair, nor do they receive Board meeting, committee meeting or stockholder meeting attendance fees. Board member are reimbursed for reasonable travel expenses incurred in connection with required in-person attendance at such meetings. We reserve the right to change the manner and amount of compensation to our directors at any time. Directors who are employees do not receive annual cash retainers or fees for services on the Board.
The following table provides information concerning the compensation of each of our independent directors who served in fiscal 2022. Compensation of Messrs. Turlov and Tashtitov, who are directors and executive officers of the Company, is described under the heading “Executive Compensation” elsewhere in this proxy statement. Messrs. Turlov and Tashtitov did not receive any compensation for their service on the Board or any Board committee.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Boris Cherdabayev	90,000	—	—	90,000
Jason Kerr	90,000	—	—	90,000
Leonard Stillman	90,000	—	—	90,000
Amber Williams	90,000	—	—	90,000
As of March 31, 2022, none of the non-employee members of our Board held any outstanding stock options or other equity awards. We do not currently have a fixed plan for the award of equity compensation to our non-employee directors. Any equity grants to non-employee directors will be granted at a price equal to the fair market value of our common stock on the date of grant. We did not award any equity compensation to our non-employee directors during fiscal 2022. The compensation committee and the board have the authority to award equity grants to our non-employee directors at their discretion.

SECURITY OWNERSHIP
As of July 21, 2022, the record date, we had 59,542,212 shares of common stock issued and outstanding. The following table sets forth the outstanding shares of common stock owned of record or beneficially by each person that owned of record, or was known to us to own beneficially, more than 5% of our issued and outstanding stock, and the name and stock holdings of each director and nominee for director, named executive officer, and the stock holdings of all of the directors, nominees and named executive officers as a group:

	Shares Beneficially Owned
Name of Person or Group(1)	Amount		Percent(2)
Greater than 5% Stockholders:
Timur Turlov	42,405,112		71.2%

Directors, Nominees and Named Executive Officers:
Timur Turlov	42,405,112		71.2%
Askar Tashtitov	130,200	(3)	*
Evgeny Ler	60,000	(4)	*
Liudmila Kiriaku	7,500	(5)	*
Boris Cherdabayev	—		—
Jason Kerr	—		—
Leonard Stillman	—		—
Amber Williams	—		—

All Directors, Nominees and Named Executive Officers, as a Group (8 persons)	42,602,812		71.6%
*Less than 1%.
(1)Unless otherwise indicated, the mailing address of each beneficial owner in the table above is c/o Freedom Holding Corp., “Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan. The information provided in the table above is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
(2)The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.
(3)Includes 46,379 restricted shares granted to Mr. Tashtitov as equity incentive compensation. Vesting of these shares is contingent upon Mr. Tashtitov’s continuous service with us through the applicable vesting dates described below, and satisfaction of the continuous service requirement notwithstanding, if the weighted average closing price of our common shares for the 20 trading days prior to a vesting date is less than 70% of the weighted average closing price of our common shares for the 20 trading days prior to the vesting date, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations to Mr. Tashtitov as to that portion of the restricted stock award forfeited. Assuming satisfaction of the foregoing vesting conditions, vesting of the 46,379 shares will occur as follows: 14,759 shares on May 18, 2023, 10,600 shares on May 18, 2024, 10,600 shares on May 18, 2025, and 10,600 shares on May 18, 2026. During the vesting periods, Mr. Tashtitov will be the record owner of the restricted stock and he will be entitled to all the rights of a stockholder of the Company, including the right to vote and receive dividends or other distributions on the shares, provided, however, that dividend payments or other distributions on unvested shares shall be held in custody by the Company and subject to the same restrictions that apply to unvested shares. The shares will not be delivered until they vest, and he has no rights to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the shares until such shares vest, except as otherwise provided in the applicable grant agreement or the Freedom Holding Corp. 2019 Equity Incentive Plan (the “2019 Plan”). To the extent he forfeits shares of restricted stock for failure to satisfy an applicable vesting condition, he will no longer be entitled to any rights as a stockholder of the Company, including the rights to vote or receive dividends or other distributions on such forfeited shares.
(4)Includes 33,379 restricted shares granted to Mr. Ler as equity incentive compensation. Vesting of the 33,379 shares is contingent upon Mr. Ler’s continuous service with us through the applicable vesting dates described below, and satisfaction of the continuous service requirement notwithstanding, if the weighted average closing price of our common shares for the 20 trading days prior a vesting date is less than 70% of the weighted average closing price of our common shares on the immediately prior vesting date, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations to Mr. Ler as to that portion of the restricted stock award forfeited. Assuming satisfaction of the foregoing vesting conditions, vesting of the 33,379 shares will occur as follows: 9,379 shares on May 18, 2023, 8,000 shares on May 18, 2024, 8,000 shares on May 18, 2025, and 8,000 shares on May 18, 2026. During the vesting periods, Mr. Ler will be the record owner of the restricted stock and he will be entitled to all the rights of a stockholder of the Company, including the right to vote and receive dividends or other distributions on the shares, provided, however, that dividend payments or other distributions on unvested shares shall be held in custody by the Company and subject to the same restrictions that apply to unvested shares. The shares will not be delivered until they vest, and he has no rights to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the shares until such shares vest, except as otherwise provided in the applicable grant agreement or the 2019 Plan. To the extent he forfeits shares of restricted stock for failure to satisfy and applicable vesting condition, he will no longer be entitled to any rights as a stockholder of the Company, including the rights to vote or receive dividends or other distributions on such forfeited shares.
(5) Includes 7,500 restricted shares granted to Mrs. Kiriaku as equity incentive compensation. Vesting of the 7,500 shares is contingent upon Mrs. Kiriaku’s continuous service with us through the applicable vesting dates described below, and satisfaction of the continuous service requirement notwithstanding, if the weighted average closing price of our common shares for the 20 trading days prior to a vesting date is less than 70% of the weighted average closing price of our common shares on the immediately prior vesting date, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations to Mrs. Kiriaku as to that portion of the restricted stock award forfeited. Assuming satisfaction of the foregoing vesting conditions, vesting of the 7,500 shares will occur as follows: 3,000 shares on May 18, 2023, 1,500 shares on May 18, 2024, 1,500 shares on May 18, 2025, and 1,500 shares on May 18, 2026. During the vesting periods, Mrs. Kiriaku will be the record owner of the restricted stock and she will be entitled to all the rights of a stockholder of the Company, including the right to vote and receive dividends or other distributions on the shares, provided, however, that dividend payments or other distributions on unvested shares shall be held in custody by the Company and subject to the same restrictions that apply to unvested shares. The shares will not be delivered until they vest, and she has no rights to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the shares until such shares vest, except as otherwise provided in the applicable grant agreement or the 2019 Plan. To the extent she forfeits shares of restricted stock for failure to satisfy and applicable vesting condition, she will no longer be entitled to any rights as a stockholder of the Company, including the rights to vote or receive dividends or other distributions on such forfeited shares.

Equity Compensation Plan Information
The following table sets forth, as of July 21, 2022, certain information related to our equity compensation plans.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	—	$—	2,591,000	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	—	$—	2,591,000
(1)Consist of 2,591,000 shares, including stock options, stock appreciation rights, restricted stock and other equity-based awards, that may be awarded under the Freedom Holding Corp. 2019 Equity Incentive Plan.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) describes the objectives and components of our executive compensation program and compensation decisions for our named executive officers (“NEOs”) for fiscal year 2022. Our NEOs as of March 31, 2022 were:

Name	Title
Timur Turlov	Chief Executive Officer and Chairman
Askar Tashtitov	President
Evgeny Ler	Chief Financial Officer
Liudmila Kiriaku	Vice President of Compliance
Executive Compensation Program Overview
Executive Compensation Philosophy and Objectives
The Company’s compensation programs are designed to align executive compensation outcomes with the Company’s commitment to execute on market leadership, revenue growth and enhanced stockholder value and returns.
FRHC is continuing to shift to a more robust pay-for-performance model that balances short- and long-term financial and business objectives with the guiding mission to provide above market shareholder returns consistent with corporate objectives and the Company’s risk framework. By extension, our executive compensation program is designed with this philosophy in mind and, thus, has the primary goal of closely aligning the interests of executives and other key employees with those of shareholders.
The compensation committee applies this philosophy with a focus on designing a competitive total compensation package that enables the Company to attract and retain qualified executives and senior management with the abilities to drive business transformation and achieve the Company's financial and business goals. Our key goal in designing our executive compensation programs is to incentivize decisions and behavior that build long-term shareholder value.
The following founding principles help guide us in designing our pay programs toward this end:
•Attract, motivate, and retain a highly qualified and experienced executive team members;
•Incentivize and reward the achievement of strategic and financial goals of the Company, with an emphasis on long-term sustainability goals;
•Utilize compensation elements that are directly linked to achievement of corporate objectives, stockholder value creation and individual performance;
•Maintain flexibility to ensure that awards remain competitive within our peer group;
•Align the interests of our executives with those of our stockholders; and
•Promote adherence to good corporate governance, company policies and values.
Executive Compensation Governance Practices
The compensation committee’s decision making reflects the following core governance principles and practices that we employ to promote our overall compensation objectives and to align executive compensation with the interests of our shareholders:

WHAT WE DO
✓	Alignment with Shareholders. Long-term incentive awards vest over a period of several years to reward sustained Company performance over time.

✓	Mix of Awards. Our executive compensation program contains both cash and equity components and is weighted heavily towards at risk compensation for the majority of our NEOs.
✓	Peer Group Comparison. With the help of independent compensation consultants, we annually analyze executive compensation relative to peer companies and published survey data for peer companies.
✓	Decisions by Independent Compensation Committee. Executive compensation is determined by our compensation committee which is comprised of only independent directors.
✓	Independent Compensation Consultant. The Compensation Committee retains its own independent consultant to advise on compensation matters.
WHAT WE DO NOT DO
X	No Potential Payments upon Termination or Change in Control. We do not currently have any contract, agreement, plan or arrangement with any of our NEOs.
X	No Nonqualified Deferred Compensation. We do not have a deferred compensation program for our employees, officers or directors, including our NEOs.
X	No Pension and Retirement Benefits. We do not offer a company-sponsored pension program or retirement benefits for our employees, officers or directors, including our NEOs.
X	No Automatic Base Salary Increases. Our NEOs' base salaries are reviewed annually, and the decisions are based on market data provided by our independent compensation consultant.
X	No Hedging and Pledging Company Stock. Our policies prohibit the pledging and hedging of our stock by our executives and directors.

Elements of Our 2022 Compensation Program
Our NEO compensation program currently has three forms of direct compensation: base salary, annual cash incentive awards, and long-term incentives. Below is an overview of the program’s structure:

Element	Type	Form	Key Characteristics	Purpose

Base Salary	Fixed	Cash	Annual adjustments based on individual performance, market pay levels and internal pay equity.	Attracts, retains and rewards NEOs by providing a competitive fixed amount of compensation for service that reflects skill, responsibility, and experience.

Annual Cash Incentive	Variable	Cash	Discretionary cash or equity bonuses, based on financial, strategic, and operational goals and individual performance.	Focuses NEOs on achievement of our short-term financial, operational, strategic goals and individual goals. Aligns interests of NEOs with stockholders by promoting strong financial performance and achievement of other key corporate objectives.

Long-term Equity Incentive	Variable	Performance-based Stock Awards	Equity awards based on stock price performance that ratably vest over four years.	Retains NEOs through multi-year vesting of equity awards. Motivates and rewards NEOs for the achievement of long-term corporate performance. Aligns NEOs’ interests with long-term stockholder interests.
2022 Total Direct Compensation Mix
The compensation committee strives to achieve an appropriate mix between fixed versus variable pay and cash versus equity-based compensation awards in order to meet our compensation objectives. In determining the mix of compensation among these elements, the committee does not assign specific ratios or other relative measures that dictate the total compensation mix to be awarded or targeted to the executive team, or the portion that is either at-risk or otherwise subject to performance. Nevertheless, as illustrated by the charts below, the compensation committee structured executive compensation in fiscal 2022 so that a significant portion of the total direct compensation of our NEOs was “at-risk” or performance-based, with the actual value realized subject to the achievement of short-term or long-term corporate and financial performance goals. By linking a significant portion of our executives’ compensation to performance, the compensation committee emphasized incentive-based variable pay, which is consistent with our pay-for-performance philosophy and creates a strong alignment with long-term stockholder value.

NEO Average
Total Direct Compensation*
21%
16%
63%
Base Salary
Annual Cash Incentive
Long-term Incentive

* 79% - Variable “At Risk” Compensation
21% - Fixed Compensation

Oversight of Executive Compensation
Role of the Compensation Committee
The compensation committee has oversight responsibility in administering and providing guidance over the Company’s executive compensation program. The following is a summary of the committee’s key responsibilities regarding executive compensation:
•To review and recommend for Board approval the compensation programs for the Company’s executive officers, including the NEOs;
•To review and approve corporate goals and objectives relevant to the compensation of the NEOs and make recommendations to the Board for approval of total compensation for NEOs;
•To provide recommendations to the Board regarding compensation of FRHC’s non-employee directors; and
•To review and assess stockholders' say-on-pay and say-on-pay frequency votes and consider results of the most recent say-on-pay vote in evaluating and determining executive compensation.
Each year, the compensation committee meets to review the performance and compensation of our CEO and other NEOs. The compensation committee uses a consistent approach to determine the compensation of each NEO in order to maintain general alignment amongst the executive team. In making compensation decisions for our executives as a group, the compensation committee generally sets total compensation, including long-term incentives, based on numerous factors, including job responsibility, individual performance, company performance, competitive market pay and individual responsibilities and experience.

Role of Management
In discharging its responsibilities, the compensation committee works with management, including our CEO. Our management assists the compensation committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters.
Annually, the compensation committee reviews and approves the goals and objectives applicable to the compensation of our CEO. Our CEO’s total compensation package is determined entirely by the compensation committee and approved by the Board, based on the compensation committee’s evaluation, and reflects his performance, company performance and competitive industry practices. The CEO is not present during deliberations or voting by the compensation committee on his annual compensation package.
In addition, our CEO annually evaluates each of the other NEOs and makes compensation recommendations to the compensation committee. In developing his recommendations, the CEO considers each NEOs' performance against the Company and business segment performance and against his or her individualized goals. The compensation committee has discretion in approving, disapproving or modifying any of the CEO's recommended salary adjustments or proposed awards to the other NEOs, subject to final Board approval.
Role of the Independent Compensation Consultant
The compensation committee engaged NFPCC, an independent national compensation consulting firm to advise on executive and director compensation matters. NFPCC assists the compensation committee in developing a competitive and comprehensive total compensation program that is consistent with our philosophy of goal-oriented pay-for-performance and that allows us to attract, retain and motivate talented executives while remaining in line with industry comparators.
For 2022, NFPCC provided various services to the compensation committee, including the design of our compensation peer group; the annual review and analysis of our NEO compensation against competitive market data based on the companies in our peer group. The compensation committee and NFPCC are currently working on the design of our future annual and long-term equity incentive plans, the review and analysis of our non-employee director compensation; and emerging compensation trends, including potential compensation plans for our 2023 fiscal year.
The compensation committee reviews NFPCC’s independence on an annual basis. For 2022, the compensation committee determined that there were no conflicts of interest as a result of any current, historical, or pending engagement.
Role of Stockholders
At the 2021 Annual Meeting, pursuant to Section 14A of the Exchange Act, we submitted a proposal to stockholders for an advisory and non-binding vote to approve the compensation of our executive officers as disclosed in the proxy statement for the 2021 Annual Meeting. This advisory vote on executive compensation, commonly referred to as a “say-on-pay” proposal, gave our stockholders the opportunity to express their views on the compensation of our named executive officers. The vote was not intended to address any specific element of compensation, but rather related to the overall compensation of our named executive officers. Approximately 74% of the votes cast at our 2021 Annual Meeting were voted in favor of our executive compensation. While the voting result demonstrates a high level of support for our overall executive compensation program, the compensation committee remains dedicated to continuously improving the existing executive compensation program.
Compensation Practices Related to Risk Management
Our current compensation programs are discretionary, balanced and focused on rewarding based on performance. Under this structure, the highest amount of compensation can be achieved only through consistent superior performance over sustained periods of time. This provides strong incentives to manage the Company for the long term, while avoiding excessive risk-taking in the short term. Likewise, the elements of our targeted compensation are balanced among current cash payments and equity awards.
The compensation committee considers risk management practices when reviewing and determining incentive compensation we provide to our NEOs. Specifically, the compensation committee reviews the Company’s overall NEO compensation structure, taking into account such factors as the overall mix of compensation, the performance measures that are used under the Company’s incentive programs, the length of vesting periods where applicable, and the overall relationship of the Company’s compensation programs to the Company’s business risk.
Peer Group and Benchmarking to Market
In 2022, the compensation committee, in consultation with management and with support from its independent compensation consultant, reviewed and approved a peer group that is used to provide relevant market context for the compensation committee’s decision making. The compensation committee does not apply a formulaic approach to setting the NEOs’ compensation at any specific level or percentile against the peer group described. However, the compensation committee periodically reviews peer group compensation data to assess the competitiveness of our executive compensation practices, structures and levels.
For 2022, the compensation committee utilized the peer group that was recommended by NFPCC. In general, the peer group reflected similarly sized (based on assets, market capitalization and revenue sizes as well as total shareholder return) publicly traded companies in the financial services industry (specifically including investment banking organizations). The peer group that was recommended by NFPCC, and adopted by the compensation committee, is consistent with the markets in which we operate.
The compensation committee and NFPCC reviewed the construct of the 2022 peer group in the spring of 2022 in order to address compensation program best practices for consideration going forward. Based upon this review and market conditions, NFPCC recommended a Compensation Peer Group for implementation in 2022 to assist in identifying a range of reasonable compensation going forward.
The following illustrates NFPCC’s recommendations for the Company’s 2022 Compensation Peer Group:

Peer Company	Ticker	2022 Peer Group
B. Riley Financial, Inc.	RILY	✓
Diamond Hill Investment Group, Inc.	DHIL	✓
Donnelley Financial Solutions, Inc.	DFIN	✓
FactSet Research Systems Inc.	FDS	✓
Focus Financial Partners Inc.	FOCS	✓
Greenhill & Co., Inc.	GHL	✓
MarketAxess Holdings Inc.	MKTX	✓
Moelis & Company	MC	✓
Morningstar, Inc.	MORN	✓
Open Lending Corporation	LPRO	✓
Oppenheimer Holdings Inc.	OPY	✓
Piper Sandler Companies	PIPR	✓
PJT Partners Inc.	PJT	✓
Robinhood Markets, Inc.	HOOD	✓
Victory Capital Holdings, Inc.	VCTR	✓
2022 Components of Executive Compensation
The three key elements of our executive compensation program are (i) base salary, (ii) annual short-term cash incentives, and (iii) long-term incentives.

Base Salary
The compensation committee annually reviews executive officer base salary levels, typically at the beginning of the year, with a goal of providing competitive, fixed cash compensation. The compensation committee generally seeks to maintain executive base salaries near the median level of salaries for comparable positions in the peer group. As such, the compensation committee approved the following NEO base salaries for fiscal 2022:

Name	2022 Base Salary(1)	2022 Adjusted Base Salary(2)
Timur Turlov	$1,200,000	$1,235,306
Askar Tashtitov	$300,000	$292,436
Evgeny Ler	$300,000	$292,436
Liudmila Kiriaku(3)	$133,944	$100,397
(1) In accordance with the laws of the countries where our NEOs are employed, salaries are net of all salary-related taxes, dues and state sponsored pension plans, which are the legal responsibility of the employer in those countries.
(2) Base salary is paid to our NEOs in currencies other than the U.S. dollar, including Kazakhstan tenge, Russian rubles and the Euro. Actual amounts paid to our NEOs have been adjusted to reflect currency fluctuations during fiscal 2022.
(3) Mrs. Kiriaku’s annual base salary is denominated in Euros and has been converted to U.S. dollars based on the closing Euro/USD exchange rate on March 31, 2022, of 1.1162 Euros per U.S. dollar as reported by Yahoo! Finance. Mrs. Kiriaku began serving as VP of Compliance of the Company in October 2021. Prior to that time she was employed by a Company subsidiary. Her 2022 adjusted base salary reflects her total base salary for the full 2022 fiscal year.
Annual Incentive Compensation
Our NEOs are eligible to earn an annual short-term cash or equity incentive designed to reward and promote achievement of the Company’s short-term business objectives and enhance stockholder value. For 2022, short-term cash incentives were discretionary in nature.
In February 2021, the compensation committee and the Board approved incentive compensation awards to each of Messrs. Tashtitov and Ler. Mr. Tashtitov was eligible to receive cash compensation of up to $400,000 based on achievement of investment banking performance and business development objectives during fiscal 2022. Mr. Ler was eligible to receive cash or equity compensation of up to $300,000 based on achievement of financial reporting performance objectives during fiscal 2022. No changes to base salary or new awards have yet been made for fiscal 2023, but the compensation committee reserves the right to make changes to base salary and/or make discretionary cash bonus and/or equity incentive awards for the 2023 fiscal year.
Actual 2022 Annual Incentive Awards
To receive a payout, an NEO must be an employee during the fiscal year that the bonus payment is earned and subsequently when the bonus payment is payable. The following table shows the actual 2022 Annual Incentive Award paid to each NEO serving as of March 31, 2022:

Name	2022 Adjusted Base Salary	Maximum ($)	Total Actual Bonus Payout(2)	Actual as a % of Maximum	Actual as a % of Salary
Timur Turlov(1)	$1,235,306	N/A	N/A	N/A	N/A
Askar Tashtitov(1)	$292,436	$400,000	$417,701	104%	135%
Evgeny Ler(1)	$292,436	$300,000	$316,585	106%	108%
Liudmila Kiriaku(3)	$100,397	N/A	N/A	N/A	N/A
(1) Base salary is paid to our NEOs in currencies other than the U.S. dollar. Base salaries paid to our NEOs has been adjusted to reflect currency fluctuations during fiscal 2022.
(2) Bonus payouts to our NEOs in 2022 were paid in currencies other than the U.S. dollar. Bonuses were paid out at the maximum. Bonus payout amounts have been adjusted to reflect the impact of currency fluctuations during fiscal 2022.

(3) Mrs. Kiriaku began serving as the Company’s VP of Compliance in October 2021. As such, no bonus was awarded to her for fiscal 2022. Mrs. Kiriaku is also paid in currencies other than the U.S. dollar and her salary payments are also subject to currency fluctuation.
Long-term Incentive Awards
From time to time, we may award equity incentive compensation to our employees, including our NEOs, designed to compensate them for Company performance and their contributions to Company success. The compensation committee determines the amount of these awards, as well as the mix or weighting of these awards. When considering the total long-term equity-based incentive award amount granted to each NEO, the compensation committee generally reviews the comparison to the peer group, the relative value of each compensation element, the expense of such awards, and the impact on dilution.
On May 18, 2021, the compensation committee approved discretionary grants to Messrs. Tashtitov and Ler of 6,621 shares of common stock each. The awards were subject to time-based restrictions of a continuation of service through the vesting date, which served as retention incentive. These grants vested in the full amount to Messrs. Tashtitov and Ler on March 31, 2022.
No grant has been made to any of our NEOs in 2022 for fiscal year 2023 at this time, but the compensation committee reserves the right to make grants for the 2023 fiscal year.
Performance-based Restricted Stock
Restricted stock awards granted in May of 2021 to Messrs. Tashtitov and Ler, vest as reflected in the Restricted Stock Vesting Schedule table below. In connection with her appointment as the VP of Compliance, Mrs. Kiriaku received a discretionary grant approved by compensation committee. The awards include a mixture of time-based restrictions which provide a retention incentive, and performance-based restrictions, which provide both a retention incentive and tie compensation to stock price performance. This award vests as reflected in the Restricted Stock Vesting Schedule table below.
The awards to Messrs. Tashtitov and Ler and Mrs. Kiriaku are subject to both continuous service through each vesting period and stock price considerations. With regards to stock price performance, if the weighted average closing price of our common shares for the 20 trading days prior to the first vesting date is less than 70% of the closing price of the common shares on the grant date (May 18, 2021), and as to any subsequent vesting date, if the weighted average closing price of our common shares for the 20 trading days prior to the vesting date is less than 70% of the weighted average closing price of the common shares on the immediately prior vesting date, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations as to any portion of the restricted stock award forfeited.
In an effort to better align executive officer compensation with shareholder interests and motivate management to increase Company performance, our restricted stock includes an annual performance period and a single award opportunity at the end of each annual performance period. The following tables details the total grant opportunity for the grants described above:

Executive	2022 Adjusted Base Salary	Restricted Stock (Grant Date Fair Value)
		Award Value	# of Shares
Timur Turlov	$1,235,306	N/A	N/A
Askar Tashtitov	$292,436	$2,101,432	46,379
Evgeny Ler	$292,436	$1,512,402	33,379
Liudmila Kiriaku	$100,397	$459,325	7,500

Restricted Stock Vesting Schedule
The following tables details the four year ratable vesting schedule for restricted stock:

Vesting Date	Restricted Stock (Vesting Schedule)
	Askar Tashtitov	Evgeny Ler	Liudmila Kiriaku
May 18, 2023	14,579	9,379	3,000
May 18, 2024	10,600	8,000	1,500
May 18, 2025	10,600	8,000	1,500
May 18, 2026	10,600	8,000	1,500
Nonqualified Deferred Compensation
We do not have a deferred compensation program for our employees, officers or directors, including our NEOs.
Pension and Retirement Benefits
We do not offer a company-sponsored pension program or retirement benefits for our employees, officers or directors, including our NEOs. Several of the countries in which we operate have nationally sponsored pension programs to which we are required to make contributions. Such contributions are paid by us to the government on behalf of the employee. We do not have other liabilities related to any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities.
Potential Payments upon Termination or Change in Control
We do not currently have any contract, agreement, plan or arrangement with any of our NEOs that would result in any potential payment upon resignation, retirement or other termination of employment with the Company or as a result of a change in control of the Company or change of responsibilities in the event of a change in control of the Company.
Compensation Committee Report
The compensation committee has reviewed the preceding Compensation Discussion and Analysis and discussed its contents with FRHC management. Based on the review and discussions, the Compensation Committee has recommended to the Board that this Compensation Discussion and Analysis be included in the Proxy Statement and, through incorporation by reference, in our Annual Report on Form 10-K for the year ended March 31, 2022.
Compensation Committee
Jason Kerr, Chair
Len Stillman
Boris Cherdabayev

Summary Compensation Table
The table below summarizes compensation paid to or earned by our named executive officers for the fiscal years ended March 31, 2022, 2021 and 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)(2)	Total ($)(3)
Timur Turlov	2022	1,235,306	—	—	19,708	1,255,014
CEO and	2021	279,525	—	—	22,189	301,714
Chairman(4)	2020	95,236	—	—	39,048	134,284
Askar Tashtitov	2022	292,436	417,701	797,068	90,477	1,597,652
President(4)	2021	154,539	—	—	22,905	177,443
	2020	131,927	—	—	21,110	153,037
Evgeny Ler	2022	292,436	316,585	601,561	77,726	1,228,307
CFO	2021	180,157	—	—	25,758	205,942
	2020	129,266	—	—	20,814	150,080
Liudmila Kiriaku	2022	100,397	—	808	33,710	134,916
VP of Compliance(5)
(1)Annual salary is net of all salary-related income taxes, mandatory contributions to the nationally-sponsored pension program, social insurance and obligatory medical insurance required under the laws of the Russian Federation, the Republic of Kazakhstan and the Republic of Cyprus, which are legally the responsibility of the employer for all employees in those countries, not just our NEOs.
(2)Includes: (i) salary-related income taxes, mandatory contributions to the nationally-sponsored pension program, social insurance and obligatory medical insurance of $9,972, $17,534 and $17,654, and a car and travel allowance of $9,736, $4,655 and $21,394, for Mr. Turlov during the fiscal years ended March 31, 2022, 2021 and 2020, respectively; (ii) salary-related income taxes, mandatory contributions to the nationally-sponsored pension program, and social insurance of $90,447, $22,905 and $21,110 for Mr. Tashtitov during the fiscal years ended March 31, 2022, 2021 and 2020, respectively; (iii) salary-related income taxes, mandatory contributions to the nationally-sponsored pension program, and social insurance of $77,726, $25,785 and $20,814 for Mr. Ler during the fiscal years ended March 31, 2021 and 2020, respectively, (iv) salary-related income taxes, social insurance and obligatory medical insurance of $14,967, $16,384 and $2,359 for Mrs. Kiriaku during the fiscal year ended March 31, 2022.
(3)Mr. Turlov receives compensation in both Russian rubles and Kazakhstan tenge. Mr. Ler and Mr. Tashtitov are paid in Kazakhstan tenge. Mrs. Kiriaku is paid in both Euros and tenge. The U.S. dollar amounts shown in the table above were calculated using the average annual exchange rates for the period from April 1, 2020 to March 31, 2022, of Kazakhstan tenge to Russian ruble, Russian ruble to U.S. dollar and the Euro to U.S. dollar as reported by the Central Bank of Russia.
(4)Mr. Turlov and Mr. Tashtitov are also Company directors. They receive no compensation for their service on our Board.
(5)Ms. Kiriaku began serving as VP of Compliance of the Company in October 2021, but was employed by a Company subsidiary prior to October 2021. The compensation amounts reflect her total compensation for the full 2022 fiscal year.

Grants of Plan-Based Awards
The table below provides information regarding the grants of plan-based awards made to the named executive officers during the fiscal year ended March 31, 2022.

Name	Grant date	All other stock awards: Number of shares of stock (#)	Grant date fair value of stock awards ($)(4)
Timur Turlov(1)	05/18/2021	—	—
Askar Tashtitov(2)	05/18/2021	46,379	2,101,432
Askar Tashtitov(3)	05/18/2021	6,621	299,998
Evgeny Ler(2)	05/18/2021	33,379	1,512,042
Evgeny Ler(3)	05/18/2021	6,621	299,998
Liudmila Kiriaku	03/30/2022	7,500	459,325
(1) Mr. Turlov did not receive an equity incentive award for fiscal 2022 as he, the compensation committee and the Board believe his approximately 71.2% ownership of the Company provides sufficient incentive to align his interest with those of the Company and our shareholders. This decision does not preclude Mr. Turlov from receiving equity incentive awards in the future.
(2) On May 18, 2021, the compensation committee approved discretionary grants of performance-based restricted stock awards to Messrs. Tashtitov and Ler.
(3) On May 18, 2021, the compensation committee approved discretionary equity grants to Messrs. Tashtitov and Ler. The awards vested in full on March 31, 2022.
(4) Reflects the grant date fair value of awards as determined pursuant to FASB ASC Topic 718. For valuation assumptions of the awards, see Note 25 to the consolidated financial statements in our 2022 Annual Report on Form 10-K.
Outstanding Equity Awards at Fiscal Year-End
The table below provides certain information concerning stock awards held by the named executive officers that were outstanding as of March 31, 2022. None of our named executive officers held outstanding stock options as of March 31, 2022.

	Stock Awards
	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
Name	(#)(1)	($)(2)
Timur Turlov	—	—
Askar Tashtitov	46,379	2,764,188
Evgeny Ler	33,379	1,989,388
Liudmila Kiriaku	7,500	447,000
(1) The outstanding stock awards as of March 31, 2022 are subject to vesting. For additional details regarding the vesting conditions and vesting schedule of these stock awards see “Performance-based Restricted Stock” and “Restricted Stock Vesting Schedule” above.
(2) The market value for unvested stock awards is based on the closing price of the common stock as of March 31, 2022, which was $59.60, and is rounded to the nearest dollar.

Option Exercises and Stock Vested
The table below provides certain information concerning restricted stock awards that vested during the fiscal year ended March 31, 2022. No options were exercised by any of our NEOs during fiscal 2022.

	Stock Awards
	Number of shares acquired on vesting	Value realized on vesting
Name	(#)	($)(1)
Timur Turlov	—	—
Askar Tashtitov	6,621	394,612
Evgeny Ler	6,621	394,612
Liudmila Kiriaku	—	—

(1) The value realized is based on the closing price of the common stock on the vesting date, March 31, 2022, of $59.60, and is rounded to the nearest dollar.
Executive Employment Agreements
At this time Freedom Holding Corp does not have employment agreements with Messrs. Turlov, Tashtitov or Ler. Mr. Turlov has a standard statutorily required employment agreement for all employees in the Russian Federation with Freedom RU and a standard statutorily required employment agreement for all employees in the Republic of Kazakhstan with our subsidiary Freedom Finance Global PLC (“Freedom Global”). Mr. Tashtitov and Mr. Ler have standard statutorily required employment agreement for all employees in the Republic of Kazakhstan with our subsidiary Freedom KZ. These standard statutorily required employment agreements primarily provide for statutory rights relating to employees, employers, base salary, and payment of salary-related taxes and dues, including personal income taxes and pension fund obligations. Each of Messrs. Turlov, Tashtitov and Ler and Mrs. Kiriaku provide services to the Company on an at-will basis.
Pay Ratio Disclosure
We are required to calculate and disclose the total compensation paid to our median employee, as well as the ratio of total compensation paid to such median employee as compared to total compensation paid to our CEO pursuant to Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K. We believe the ratio of pay included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices.
We determined total compensation awarded to our global employees based on cash compensation rates of our employees who are paid in foreign currencies, which we converted into U.S. dollars using the average annual foreign exchange conversion rate for salary paid during the year and the rate in effect on March 31, 2022, for incentive awards related to year-end compensation.
As of March 31, 2022, we had 3,421 employees in the following countries: Russia 1,717, Kazakhstan 1,337, Ukraine 139, Cyprus 94, Uzbekistan 61, the U.S. 16, Germany 14, Azerbaijan 12, Kyrgyzstan 10, Armenia 8, the UK 5, Greece 3, Spain 3 and France 2. In determining the median employee, we did not include employees from the following countries as they represented, in aggregate, less than 5% of our employee population:
•Uzbekistan - 61 employees
•U.S. - 16 employees
•Germany - 14 employees
•Azerbaijan - 12 employees
•Kyrgyzstan - 10 employees
•Armenia - 8 employees
•UK - 5 employees

•Greece - 3 employees
•Spain - 3 employees
•France - 2 employees
After excluding our CEO and employees located in the countries listed above, we determined our median employee from a population of 3,286 employees.
The fiscal 2022 total compensation for Mr. Turlov, our CEO, as reported in the Summary Compensation Table in this proxy statement, was $1,255,014. The fiscal 2022 annual compensation for our median employee, determined in accordance with the requirements for determining total compensation in the Summary Compensation Table was $11,020. The ratio of our CEO’s annual total compensation to the annual total compensation of our median employee for fiscal 2022 is 114 to 1.
This pay ratio information was developed and is being provided solely to comply with specific legal requirements. We do not use this information in making compensation decisions or in running our Company.

INDEPENDENT PUBLIC ACCOUNTANTS
On July 28, 2022, WSRP, LLC (“WSRP”), the independent registered public accounting firm of the Company notified the Company that it was declining to stand for reappointment to conduct the audit of the Company’s financial statements for the fiscal year ending March 31, 2023. WSRP has informed the Company that it will continue to perform services for the Company in connection with the fiscal quarter ending June 30, 2022. The Company is currently engaged in a search for a replacement for WSRP and plans to engage a suitable independent registered public accounting firm within a timely fashion. Therefore, the Board is not recommending an independent registered public accounting firm for election, approval or ratification of Company shareholders at the 2022 Annual Meeting.
WSRP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2022 and 2021, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended March 31, 2022 and 2021, and the subsequent interim period through July 28, 2022, there were no disagreements between the Company and WSRP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of WSRP, would have caused WSRP to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such periods.
During the fiscal years ended March 31, 2022 and 2021, and during the subsequent period through July 28, 2022, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).
A representative of WSRP will not be present virtually at the Annual Meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Pre-Approval of Services
The audit committee annually engages our independent registered public accounting firm and pre-approves their services related to the annual audit and interim quarterly reviews of our financial statements and all reasonably related assurance services. All non-audit services are also considered for pre-approval by the audit committee. Audit committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the audit committee regarding our engagement of the independent registered public accounting firm.

Audit Fees
The firm of WSRP, LLC served as our independent registered public accounting firm for the fiscal years ended March 31, 2022 and 2021. Principal accounting fees for professional services provided to us by WSRP, LLC for the fiscal years ended March 31, 2022 and 2021 are summarized as follows:

Fee Type	For the year ended March 31, 2022 ($)	For the year ended March 31, 2021 ($)
Audit fees	1,655,302	1,168,117
Audit-related fees	1,313	7,963
Tax fees	—	175
All other fees	14,825	—
Total	1,671,440	1,176,254
Audit Fees. Audit fees were for professional services rendered in connection with the audit of the financial statements included in our annual report on Form 10-K and review of the financial statements included in our quarterly reports of Form 10-Q and for services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and fees for Sarbanes-Oxley 404 audit work.
Audit-Related Fees. Audit-related fees during the fiscal years ended March 31, 2022 and 2021, were primarily fees billed for professional services related to foreign statutory reporting and document review.
Tax Fees. Fees billed for professional services rendered for tax compliance, tax advice and tax planning within the United States for the fiscal years ended March 31, 2022 and 2021.
All of the services provided by WSRP, LLC described above were approved by our audit committee pursuant to our audit committee’s pre-approval policies.
The audit committee has determined that the provision of services described above were compatible with WSRP, LLC maintaining its independence.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Persons
    In accordance with our Audit Committee Charter, our audit committee, all members of which are independent, is responsible for reviewing, approving and overseeing any transaction between the Company, including its subsidiaries, and any related person (as defined in Item 404 of SEC Regulation S-K) and any other potential conflict of interest situations on an ongoing basis. Item 404 identifies a “related person” as any person who is: (i) an executive officer, director or nominee for director of the registrant; (ii) any holder of greater than 5% of any class of the registrant’s voting securities; and (iii) any immediate family member of any of the foregoing. Consistent with the requirements of the Audit Committee Charter and the Company’s policies and procedures, at least quarterly the audit committee reviews, and as appropriate approves or ratifies, all transactions in which a related party may have a direct or indirect material interest in which the amount involved in such transaction or proposed transaction would exceed $120,000 in a single year. Based on all the relevant facts and circumstances, the audit committee decides whether a related-person transaction is appropriate, and in our best interests, and conforms with SEC rules prohibiting personal loans to executive officers and directors. At least quarterly the audit committee also monitors ongoing, previously-approved or ratified transactions with related parties.

Transactions with Related Persons
In addition to the compensation arrangements discussed in “Executive Compensation” elsewhere in this proxy statement, the following is a description of transactions between the Company and related persons since April 1, 2021, that exceeded or are anticipated to exceed $120,000 in a single year.
Certain of our executive officers, directors, greater than 5% stockholders and persons or entities affiliated with them have brokerage, banking and/or other discretionary accounts with our subsidiary companies and engage in transactions with those entities in the ordinary course of business involving brokerage, banking and investment banking services. Such transactions are made on substantially the same terms and conditions as those prevailing at the time for comparable transactions with similarly situated customers and eligible employees. In connection with these accounts, our subsidiaries may extend credit in the ordinary course of business to certain of our directors, executive officers, greater than 5% stockholders and persons or entities affiliated with them. These extensions of credit may be in connection with margin lending or other extensions of credit by our subsidiaries in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable extensions of credit with similarly situated unaffiliated third parties and do not involve more than the normal risk of collectability or present other unfavorable features.
Transactions with Timur Turlov
During fiscal 2022 we derived approximately $308.9 million, or approximately 71.5%, of our total fee and commission income from entities owned or controlled by Mr. Turlov, including approximately $306.3 million from FFIN Brokerage Services, Inc. (“FFIN Brokerage”) and its customers, $916 from Freedom Mobile World, $634 from Mr. Turlov personally, $589 from Life Insurance Company Freedom Finance Life JSC (“Freedom Life”), $321 from Insurance Company Freedom Finance Insurance JSC (“Freedom Insurance”) and $108 from Microfinance organization Freedom Finance Credit (“FFIN Credit”). Also, during fiscal 2022 we paid commission expense to FFIN Brokerage of approximately $9.4 million and earned interest income of approximately $2.7 million. We also paid approximately $206 thousand in interest expense to FFIN Credit. The foregoing transactions were performed in the ordinary course of our brokerage and banking businesses and such transactions were made on substantially the same terms and conditions as those prevailing at the time for comparable transactions with similarly unaffiliated third parties.
FFIN Brokerage Services, Inc.
FFIN Brokerage is a corporation registered in and licensed as a broker dealer in Belize to service the investment needs of customers desiring broader investments options in international securities markets. FFIN Brokerage was formed in 2014 and is owned personally by Mr. Turlov; it is not part of our group of companies. FFIN Brokerage has its own brokerage customers, which include individuals, some entities and three institutional market-makers. FFIN Brokerage holds four transparent omnibus brokerage account holder with Freedom EU. The majority of the order flow from FFIN Brokerage relates to customer activities within the FFIN Brokerage’s omnibus accounts. We estimate that more than 40% of FFIN Brokerage's customers also hold brokerage accounts with us through our brokerage subsidiaries. Our relationship with FFIN Brokerage has also provided us and our customers with a substantial liquidity pool for trading. We expect FFIN Brokerage will continue to process brokerage transactions for its customers through us, so long as such business is not prohibited by U.S., UK, or EU sanctions or prohibited by Russian counter sanctions. To date, the government of Belize has not issued any economic sanctions against Russia or any other jurisdiction.
Freedom Insurance Companies
In May 2022 we Freedom Life, a life insurance company and Freedom Insurance, a direct insurance carrier, excluding life, health and medical, from Mr. Turlov. We acquired these companies from him at the historical cost he paid plus amounts he contributed as additional paid in capital since his initial purchase. The purchase price for Freedom Insurance was $12.4 million and the purchase price for Freedom Life was $12.1 million. We are required to make payment to Mr. Turlov for the two insurance companies no later than September 16, 2022.
Microfinance organization Freedom Finance Credit
During the year ended March 31, 2022, Bank Freedom Finance Kazakhstan JSC, our Kazakhstan bank subsidiary, (“Freedom Bank KZ") purchased retail loans at a discount to their nominal value from FFIN Credit, an entity related to Timur Turlov. FFIN Credit is a non-bank credit institution that issues loans in Kazakhstan under simplified lending procedures. FFIN Credit was created as a pilot project to test and improve the scoring models used for qualifying and issuing loans. The principal operation of FFIN Credit is to provide loans to customers online using biometric identification and its proprietary scoring process. It is anticipated that ownership of FFIN Credit will be transferred to Freedom Bank KZ. During the year ended March 31, 2022, Freedom Bank KZ purchased loans in the aggregate amount of $59.8 million and sold back loans totaling $12.1 million to FFIN Credit under certain guarantee provisions of the loan purchase agreements.
Transaction with Askar Tashtitov
In July 2021 we were required by Ukrainian financial services regulators to sell 23.88% of our outstanding equity interest in our Ukrainian broker-dealer subsidiary, Freedom Finance Ukraine LLC (“Freedom UA”) to Askar Tashtitov, our president, to reduce our ownership interest in that subsidiary to approximately 9% to comply with Ukrainian law. We sold this interest to Mr. Tashtitov for approximately $416,000, however, Freedom UA, is treated as a variable interest entity under U.S. GAAP and its financial statements are consolidated into the financial statements of the Company.

STOCKHOLDER PROPOSALS
FOR THE 2023 ANNUAL MEETING
As required by SEC Rule 14a-8 and provided in the proxy access provisions of our By-Laws, you may request that we include a proposal in the proxy statement and form of proxy for our 2023 annual meeting of stockholders (the “2023 Annual Meeting”), including director nominations. The proposal must be in writing and should be mailed by certified mail, return receipt requested, and must comply in all respects with Rule 14a-8 under the Exchange Act, the laws of the state of Nevada and our By-Laws. Your proposals should be delivered to the Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary, Freedom Holding Corp, 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134. For a proposal to be included in our Proxy Materials for the 2022 Annual Meeting, it must be delivered to us not earlier than the close of business on March 2, 2023, and not later than the close of business on April 1, 2023. In the event that our 2023 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of our 2022 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 150th day prior to the date of our 2023 Annual Meeting and not later than the close of business on the later to occur of (i) the 120th day prior to the 2023 Annual Meeting, and (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.
Notice of any proposal that you intend to present at the 2023 Annual Meeting, but do not intend to have included in the proxy statement and form of proxy relating to the 2023 Annual Meeting (other than pursuant to Rule 14a-8 or the proxy access provisions of our By-laws), must be in writing and delivered to our Corporate Secretary, Freedom Holding Corp. at 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134 not earlier than close of business on April 1, 2023, and not later than the close of business on May 1, 2023. In the event that our 2023 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of our 2023 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 120th day prior to the date of our 2023 Annual Meeting and not later than the close of business on the later to occur of (i) the 90th day prior to the 2023 Annual Meeting, and (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.
Each item of business proposed by a stockholder, including director nominations, must be made in accordance with our By-laws, Nevada state corporate law and any other applicable law, rule or regulation. In addition, any notice of a proposed director candidate must also comply with our By-laws, including the criteria set forth under “Stockholder Nominees for Director” elsewhere in this proxy statement. If written notice is not given in accordance with these requirements, including by the dates set forth above, the proposal or nomination will be considered deficient or untimely, as applicable, and we may exclude such business from consideration at the meeting.
For all matters other than director nominations that you wish to bring before the meeting, you must provide the following information:
•a brief description of the business desired to be brought before the meeting;
•the reason for conducting such business at the meeting;
•the text of any proposal or business;
•any substantial interest (such as financial or personal interest) you and the beneficial owner, if any, on whose behalf the matter is being proposed have in the matter;
•any other information relating to you and the beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
•a description of all agreements, arrangements, or understandings between or among you and the beneficial owner, if any, on whose behalf you are making the proposal, including any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or persons or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such person or persons, or their affiliates or associates; and
•As to you, you must provide:
◦your name and address as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
◦the class and number of our shares which are owned by you (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of your notice, and a representation that you will notify us in writing of the class and number of such shares owned of record and beneficially by you as of the record date for the meeting within five business days after the record date for such meeting;
◦a description of any agreement, arrangement, or understanding with respect to such nomination between or among you or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
◦a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on your behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
◦a representation that you are a holder of record of our shares entitled to vote at the meeting and you intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and
◦a representation whether you intend to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

2022 ANNUAL REPORT ON FORM 10-K
Included with these Proxy Materials is a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that Annual Report on Form 10-K without charge. We will also mail to you without charge, upon request, a copy of any document specifically referenced or incorporated by reference in this proxy statement. Please direct your request to Corporate Secretary at Freedom Holding Corp, 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134.

INCORPORATION BY REFERENCE
To the extent this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by SEC rules) will not be deemed so incorporated, unless specifically provided in such filing.

OTHER MATTERS
We know of no other matters to be submitted to our stockholders at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FRHC2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89632-P78965 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

FREEDOM HOLDING CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect to the Board of Directors the two Class III director nominees named in the proxy statement:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Timur Turlov
02) Jason Kerr

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K/Wrap are available at www.proxyvote.com.

D89633-P78965

The undersigned hereby appoint(s) Askar Tashtitov and Evgeny Ler and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side, all the shares of Freedom Holding Corp. Common Stock which the undersigned is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held September 13, 2022 at 8:30 PM Eastern Kazakhstan Time (EKT) (10:30 AM Eastern Time (ET)) or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)